UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

Amendment No. 1

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 20, 2005

Commission	Registrant, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

1-8809	SCANA Corporation	57-0784499
(a South Carolina corporation)
1426 Main Street, Columbia, South Carolina 29201
(803) 217-9000

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
      (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR 240.13e-4(c))

Item 5.02   DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION
                  OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(d)
    On December 20, 2005, Sharon Allred Decker, founder and principal of The Tapestry Group LLC of Rutherfordton,
    N.C. was elected to the Board of Directors of SCANA Corporation. On April 26, 2006, the Nominating and Governance
    Committee of the Board of Directors resolved to recommend to the full Board that Mrs. Decker be assigned to serve on the Nuclear Oversight, Human Resources and Nominating Committees of the Board of Directors. On April 27, 2006, the
    Board of Directors accepted that recommendation and she was assigned to serve on those committees.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCANA Corporation
(Registrant)

April 28, 2006	By:	/s/ James E. Swan, IV
James E. Swan, IV
Controller